Equity Method Investment	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment	Equity Method InvestmentOn May 6, 2022, we entered into an Investment Agreement with OS, a company engaged in the design and production of telescopes and opto-mechanical and aerospace instrumentation for ground and space-based applications, to purchase 5% of OS’s outstanding common shares for $3.7 million. Additionally, OS issued 524,715 stock warrants to us, giving us the right to convert each warrant into a single common share over a period of up to 36 months. Emiliano Kargieman, our Chief Executive Officer, was appointed to OS’s board of directors. The investment was completed on September 30, 2022.